Tender Offer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE TO

Tender Offer Statement Under Section 14(d)(1) or 13(e)(1)

of the Securities Exchange Act of 1934

ALLIANCE SEMICONDUCTOR CORPORATION

(Name of Subject Company (Issuer))

ALLIANCE SEMICONDUCTOR CORPORATION

(Name of Filing Person (Issuer))

Common Stock, $0.01 Par Value Per Share

(Title of Class of Securities)

01877H100

(CUSIP Number of Class of Securities)

Melvin L. Keating

President and Chief Executive Officer

2900 Lakeside Drive

Santa Clara, California 95054-2831

(408) 855-4900

(Name, address and telephone number of person authorized to receive notices and communications on behalf of filing person)

With a copy to:

Peter J. Tennyson

Paul, Hastings, Janofsky & Walker LLP

695 Town Center Drive, 17th Floor

Costa Mesa, California 92626

(714) 668-6200

CALCULATION OF FILING FEE

Transaction Valuation	Amount of Filing Fee

☐

Check the box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:	N/A	Filing Party:	N/A
Form or Registration No.:	N/A	Date Filed:	N/A

☒            Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

☐	third-party tender offer subject to Rule 14d-1.
☐	issuer tender offer subject to Rule 13e-4.
☐	going-private transaction subject to Rule 13e-3.
☐	amendment to Schedule 13D under Rule 13d-2.

Check the following box if the filing is a final amendment reporting the results of the tender offer:	☐

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2006

ALLIANCE SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

000-22594

(Commission File Number)

Delaware	77-0057842
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2900 Lakeside Drive

Santa Clara, California 95054-2831

(Address of principal executive offices, with zip code)

(408) 855-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On August 18, 2006, Alliance Semiconductor Corporation (the “Company”) issued a press release stating that it had held an investor conference call on August 18, 2006 regarding the Company’s activities. The press release contained pre-commencement statements announcing the intent to repurchase shares of its common stock through a modified “Dutch Auction” tender offer. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Press Release

Exhibit No.	Description
99.1	Press Release dated August 18, 2006.
99.2	Script for Conference Call

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE SEMICONDUCTOR CORPORATION
Date: August 18, 2006	By:	/s/ Melvin L. Keating
Melvin L. Keating
President and Chief Executive Officer

EXHIBIT INDEX

Press Release

Exhibit No.	Description
99.1	Press Release dated August 18, 2006.
99.2	Script for Conference Call